EXHIBIT 99.1

                         THE INITIAL MORTGAGE LOAN POOL

                                 Loan Programs


                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Loan Program                                 Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
10 Year Term ..........................        322     $10,804,369      1.81%       33,554     7.884     119.98       728       78.3
15 Year Term ..........................      2,447      92,592,253     15.53        37,839     8.208     179.79       720       84.1
20 Year Term ..........................        188       9,332,950      1.57        49,643     8.336     239.64       710       83.7
25 Year Term ..........................          1          38,381      0.01        38,381     8.999     298.00       753       90.0
30 Year Term ..........................      2,743     134,222,921     22.52        48,933     8.426     358.59       719       90.4
10 Year Term - 10 Year
 Interest Only Period .................         99       5,365,142      0.90        54,193     8.923     119.78       737       95.3
15 Year Term - 10 Year
 Interest Only Period .................          1          16,742        (1)       16,742     8.650     179.00       737       85.0
15 Year Term - 15 Year
 Interest Only Period .................        263      17,183,398      2.88        65,336     8.863     179.79       722       94.3
25 Year Term - 10 Year
 Interest Only Period .................        718      43,962,774      7.37        61,229     8.882     299.89       720       92.2
30 Year Term - 10 Year
 Interest Only Period .................          9         365,946      0.06        40,661    11.340     357.21       737       89.1
30/10 Term Balloon ....................          1          32,612      0.01        32,612     7.875     117.00       774      100.0
30/15 Term Balloon ....................      6,117     282,209,713     47.34        46,135     8.926     179.39       722       93.2
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

-----------
(1)   Less than 0.01%

                                                                A-1

                                                Original Terms to Stated Maturity(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Original Term to Maturity (Months)           Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
120 ...................................        422     $16,202,123      2.72%       38,394     8.228     119.91       731       84.0
180 ...................................      8,828     392,002,107     65.76        44,404     8.754     179.50       722       91.1
240 ...................................        188       9,332,950      1.57        49,643     8.336     239.64       710       83.7
300 ...................................        719      44,001,156      7.38        61,198     8.882     299.89       720       92.2
360 ...................................      2,752     134,588,867     22.58        48,906     8.434     358.59       719       90.4
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========
------------
(1)   As of the Initial Cut-off Date, the weighted average original term to stated maturity of the Initial Mortgage Loans was approximately 229 months.


                                                 Current Mortgage Loan Principal Balances(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
Range of Current Initial Mortgage         Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)                  Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
0.01 - 25,000.00 ......................      3,233     $59,625,614     10.00%       18,443     8.798     212.05       721       89.1
25,000.01 - 50,000.00 .................      5,577     203,483,466     34.13        36,486     8.636     224.36       722       90.9
50,000.01 - 75,000.00 .................      2,400     146,593,924     24.59        61,081     8.663     229.02       722       91.0
75,000.01 - 100,000.00 ................        984      86,150,730     14.45        87,552     8.601     235.59       718       91.0
100,000.01 - 150,000.00 ...............        516      62,264,399     10.44       120,667     8.655     237.37       721       90.6
150,000.01 - 200,000.00 ...............        156      26,973,713      4.52       172,908     8.890     231.09       721       91.2
200,000.01 - 250,000.00 ...............         33       7,578,430      1.27       229,649     8.681     241.63       729       92.5
250,000.01 - 300,000.00 ...............          4       1,131,900      0.19       282,975     8.196     225.61       718       88.8
300,000.01 - 350,000.00 ...............          3         963,028      0.16       321,009    10.099     282.04       707       79.4
400,000.01 - 450,000.00 ...............          2         890,000      0.15       445,000     8.431     330.34       736       90.1
450,000.01 - 500,000.00 ...............          1         472,000      0.08       472,000    10.250     360.00       664       61.4
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========
-----------
(1)   As of the Initial Cut-off Date, the average current mortgage loan principal balance of the Initial Mortgage Loans was approximately $46,179.


                                                                A-2

                                            State Distribution of Mortgaged Properties(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
State                                        Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Alabama ...............................        317     $11,323,522      1.90%       35,721     8.274     225.45       724       93.5
Alaska ................................         28       1,549,522      0.26        55,340     8.351     213.84       708       88.9
Arizona ...............................        418      18,973,027      3.18        45,390     8.922     220.88       715       89.7
Arkansas ..............................          5         137,284      0.02        27,457     8.178     336.50       741       96.5
California ............................      1,699     115,824,031     19.43        68,172     8.663     235.89       721       87.5
Colorado ..............................        546      25,523,560      4.28        46,746     8.615     239.82       728       92.8
Connecticut ...........................        121       6,171,451      1.04        51,004     8.260     242.46       720       88.6
Delaware ..............................         38       1,818,050      0.30        47,843     8.266     208.55       718       89.6
District of Columbia ..................         14         888,545      0.15        63,467     8.703     251.45       693       89.6
Florida ...............................        645      31,673,605      5.31        49,106     9.054     226.34       715       89.6
Georgia ...............................        504      19,430,310      3.26        38,552     9.311     238.28       716       94.2
Hawaii ................................         79       6,040,623      1.01        76,464     8.657     205.05       721       83.6
Idaho .................................        139       5,544,352      0.93        39,887     8.410     218.79       731       89.4
Illinois ..............................        359      16,679,447      2.80        46,461     8.868     218.37       717       92.7
Indiana ...............................        271       7,955,924      1.33        29,358     8.550     221.71       726       93.5
Iowa ..................................         68       2,208,461      0.37        32,477     8.819     207.80       721       92.8
Kansas ................................        103       3,530,609      0.59        34,278     8.383     233.53       720       94.5
Kentucky ..............................        191       6,188,482      1.04        32,400     8.381     224.77       724       93.6
Louisiana .............................         72       2,459,195      0.41        34,155     8.435     212.72       712       89.9
Maine .................................         26         918,532      0.15        35,328     9.193     242.22       698       81.9
Maryland ..............................        362      21,723,440      3.64        60,010     8.662     223.85       712       89.5
Massachusetts .........................        220      11,759,235      1.97        53,451     8.394     244.54       720       88.3
Michigan ..............................        541      16,970,395      2.85        31,369     8.527     219.65       730       94.1
Minnesota .............................        250      11,105,445      1.86        44,422     8.626     220.18       725       91.3
Mississippi ...........................         47       1,550,357      0.26        32,986     8.761     206.28       718       91.1
Missouri ..............................        290       9,121,276      1.53        31,453     8.320     214.09       719       91.6
Montana ...............................         61       2,435,364      0.41        39,924     8.480     213.70       725       88.2
Nebraska ..............................         27         881,864      0.15        32,662     7.950     246.70       736       91.2
Nevada ................................        277      14,305,545      2.40        51,645     9.257     210.93       723       92.6
New Hampshire .........................         57       2,744,522      0.46        48,150     8.055     242.14       728       89.4
New Jersey ............................        378      21,485,542      3.60        56,840     8.637     228.39       712       88.2
New Mexico ............................        101       3,903,256      0.65        38,646     8.454     246.84       725       88.4
New York ..............................        253      14,465,631      2.43        57,176     8.719     234.15       710       87.7
North Carolina ........................        323      11,687,268      1.96        36,183     8.904     227.08       727       93.5
North Dakota ..........................         10         308,134      0.05        30,813     7.747     221.93       748       90.9
Ohio ..................................        386      12,111,371      2.03        31,377     8.495     216.83       726       94.5
Oklahoma ..............................        121       4,135,470      0.69        34,177     8.563     239.39       727       93.0
Oregon ................................        273      13,169,442      2.21        48,240     8.425     231.92       728       90.2
Pennsylvania ..........................        323      13,595,698      2.28        42,092     8.769     233.39       714       91.3
Rhode Island ..........................         28       1,289,731      0.22        46,062     8.757     253.08       714       85.5
South Carolina ........................        114       5,135,741      0.86        45,050     8.759     272.95       718       91.9
South Dakota ..........................         18         704,069      0.12        39,115     8.132     191.34       699       90.1
Tennessee .............................        345      11,774,809      1.98        34,130     8.295     204.24       727       93.1
Texas .................................        928      31,184,871      5.23        33,604     8.538     214.52       735       95.9
Utah ..................................        372      16,991,120      2.85        45,675     8.731     218.40       723       91.5
Vermont ...............................         12         533,309      0.09        44,442     8.347     236.29       721       86.3
Virginia ..............................        427      23,274,725      3.90        54,508     8.508     235.47       721       91.2
Washington ............................        473      23,569,596      3.95        49,830     8.801     231.10       716       91.6
West Virginia .........................         35       1,312,784      0.22        37,508     8.983     269.87       721       95.6
Wisconsin .............................        183       6,841,917      1.15        37,388     8.357     214.62       721       92.5
Wyoming ...............................         31       1,216,749      0.20        39,250     8.236     238.61       720       86.9
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========
---------
(1)   As of the Initial Cut-off Date, no more than approximately 0.23% of the Initial Mortgage
      Loans was secured by mortgaged properties located in any one postal zip code area.

                                                                 A-3

                                              Original Combined Loan-to-Value Ratios(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
Range of Original                         Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Combined Loan-to-Value Ratios (%)            Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
50.00 or Less .........................        232      $9,970,590      1.67%       42,977     7.521     208.62       740       39.5
50.01 - 55.00 .........................        105       5,381,970      0.90        51,257     7.535     227.28       735       52.6
55.01 - 60.00 .........................        137       6,660,211      1.12        48,615     7.688     229.76       737       57.4
60.01 - 65.00 .........................        164       8,956,462      1.50        54,613     7.757     236.38       719       62.6
65.01 - 70.00 .........................        217      11,284,522      1.89        52,002     7.702     229.84       725       67.6
70.01 - 75.00 .........................        241      12,469,758      2.09        51,742     8.000     229.17       722       72.7
75.01 - 80.00 .........................        439      23,441,931      3.93        53,398     7.923     233.56       720       78.0
80.01 - 85.00 .........................        738      28,403,819      4.76        38,488     8.160     228.81       719       82.9
85.01 - 90.00 .........................      3,228     128,271,177     21.52        39,737     8.645     227.45       718       89.0
90.01 - 95.00 .........................      3,155     143,494,197     24.07        45,482     8.641     233.11       714       94.1
95.01 - 100.00 ........................      4,253     217,792,565     36.53        51,209     9.089     224.98       726       99.6
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========
---------
(1)   As of the Initial Cut-off Date, the weighted average original Combined
      Loan-to-Value Ratio of the Initial Mortgage Loans was approximately 90.72%.


                                                      Current Mortgage Rates(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Range of Current Mortgage Rates (%)          Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
5.501 - 6.000 .........................        101      $6,386,345      1.07%       63,231     5.999     230.52       735       77.8
6.001 - 6.500 .........................        196      10,658,214      1.79        54,379     6.394     234.08       739       79.6
6.501 - 7.000 .........................        669      35,087,198      5.89        52,447     6.870     243.67       741       80.5
7.001 - 7.500 .........................      1,436      68,027,715     11.41        47,373     7.382     234.97       734       86.7
7.501 - 8.000 .........................      2,471     115,772,490     19.42        46,852     7.822     234.34       729       89.0
8.001 - 8.500 .........................      2,080      89,856,879     15.07        43,200     8.332     224.28       727       92.6
8.501 - 9.000 .........................      1,879      85,426,927     14.33        45,464     8.818     227.53       717       92.8
9.001 - 9.500 .........................      1,196      52,550,435      8.82        43,938     9.349     222.48       709       93.5
9.501 - 10.000 ........................      1,105      50,212,853      8.42        45,441     9.814     221.50       708       94.4
10.001 - 10.500 .......................        611      26,806,237      4.50        43,873    10.335     214.43       707       94.1
10.501 - 11.000 .......................        426      20,084,035      3.37        47,146    10.802     218.79       703       94.6
11.001 - 11.500 .......................        217       9,895,102      1.66        45,600    11.299     214.15       700       93.8
11.501 - 12.000 .......................        265      12,358,185      2.07        46,635    11.882     217.10       699       95.4
12.001 - 12.500 .......................         65       3,754,765      0.63        57,766    12.310     234.89       690       96.8
12.501 - 13.000 .......................         58       3,115,485      0.52        53,715    12.807     216.22       681       97.8
13.001 - 13.500 .......................         35       1,599,359      0.27        45,696    13.315     240.34       689       98.6
13.501 - 14.000 .......................         32       1,403,218      0.24        43,851    13.816     229.53       707       97.2
Greater than 14.000  ..................         67       3,131,763      0.53        46,743    15.248     242.68       682       97.3
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

----------
(1)   The current mortgage rates listed in the preceding table include premiums related to the Credit Insurance Policy. As of the Initial Cut-off Date, the
      weighted average current mortgage rate of the Initial Mortgage Loans was approximately 8.670% per annum. As of the Initial Cut-off Date, the weighted average current mortgage rate of the Initial Mortgage Loans net of the premium charged in connection with the Credit Insurance Policy, the Master
      Servicing Fees and the Trustee Fee was approximately 7.862% per annum.

                                                                A-4

                                                    Types of Mortgaged Properties

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Property Type                                Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Single Family Residence ...............      8,844    $398,835,005     66.90%       45,097     8.540     228.08       720       89.8
Planned Unit Development ..............      2,728     136,545,083     22.91        50,053     8.876     229.51       723       92.6
Low-Rise Condominium ..................      1,045      45,586,491      7.65        43,623     8.854     228.26       727       93.0
2 Family Home .........................        161       8,250,758      1.38        51,247     9.403     212.86       724       90.9
High-Rise Condominium .................         72       4,048,729      0.68        56,232     9.688     215.71       725       93.9
4 Family Home .........................         36       1,699,571      0.29        47,210    10.415     216.60       736       92.6
3 Family Home .........................         23       1,161,567      0.19        50,503    10.637     252.73       700       89.5
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========


                                                         Purpose of Mortgage Loans

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Loan Purpose                                 Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Refinance (cash-out) ..................      6,338    $307,207,589     51.53%       48,471     8.356     235.29       713       86.4
Purchase ..............................      5,408     237,107,907     39.77        43,844     9.096     219.43       733       96.6
Refinance (rate/term) .................      1,163      51,811,708      8.69        44,550     8.587     225.60       717       89.4
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========


                                                         Occupancy Types(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Occupancy Type                               Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Primary Residence .....................     11,929    $563,927,117     94.60%       47,274     8.603     228.79       720       90.7
Investment Property ...................        605      17,105,207      2.87        28,273    10.111     219.24       733       89.9
Secondary Residence ...................        375      15,094,880      2.53        40,253     9.534     214.21       734       91.0
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

-----------
(1)   Based upon representations of the related borrowers at the time of origination.

                                                                A-5

                                                   Remaining Terms to Maturity(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
Range of                                  Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Remaining Terms to Maturity (Months)         Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
1 - 120 ..............................         424    $ 16,218,672      2.72%       38,252     8.228     119.84       731       84.0
121 - 180 .............................      8,833     392,265,161     65.80        44,409     8.754     179.49       722       91.1
181 - 300 .............................        916      53,605,582      8.99        58,521     8.792     289.14       719       90.8
301 - 360 .............................      2,736     134,037,789     22.48        48,990     8.431     359.23       719       90.4
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

------------
(1)   As of the Initial Cut-off Date, the weighted average remaining term to maturity of the Initial Mortgage Loans was approximately 228 months.


                                                       Documentation Programs

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Documentation Program                        Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Full ..................................      3,544    $154,695,064     25.95%       43,650     8.450     232.07       720       93.0
Streamlined ...........................      3,188     147,021,492     24.66        46,117     8.044     232.93       720       85.2
Reduced ...............................      2,272     120,472,014     20.21        53,025     9.309     220.27       723       92.7
Alternative ...........................      1,961      85,253,880     14.30        43,475     8.489     229.68       714       92.8
Super-Streamlined .....................      1,408      61,463,361     10.31        43,653     8.432     222.03       737       89.0
No Ratio ..............................        512      26,461,873      4.44        51,683    11.586     223.72       708       96.5
Stated Income/Stated Asset ............         24         759,518      0.13        31,647    11.485     226.72       720       96.2
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

                                                                A-6

                                                        FICO Credit Scores(1)

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Range of FICO Credit Scores                  Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
Greater than 820 ......................          1        $106,000      0.02%      106,000     9.625     300.00       822      100.0
801 - 820 .............................        313      12,580,462      2.11        40,193     8.241     227.53       807       85.3
781 - 800 .............................        937      39,842,383      6.68        42,521     8.183     225.93       789       88.3
761 - 780 .............................      1,599      73,386,727     12.31        45,895     8.296     226.04       770       90.2
741 - 760 .............................      1,815      86,358,782     14.49        47,581     8.371     227.67       750       91.3
721 - 740 .............................      1,943      91,412,784     15.33        47,047     8.521     224.77       730       91.8
701 - 720 .............................      1,966      96,178,413     16.13        48,921     8.567     226.61       710       91.6
681 - 700 .............................      1,643      75,479,050     12.66        45,940     8.896     224.63       690       90.9
661 - 680 .............................      1,547      72,204,853     12.11        46,674     9.088     233.56       671       91.1
641 - 660 .............................        661      27,729,626      4.65        41,951     9.728     240.10       652       89.9
621 - 640 .............................        470      20,231,506      3.39        43,046     9.888     241.54       631       88.4
601 - 620 .............................         14         616,619      0.10        44,044     9.316     245.57       619       83.5
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========
------------
(1)   As of the Initial Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans was approximately 721.


                                                      Prepayment Charge Periods

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Prepayment Charge Periods (Months)           Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
0 .....................................      9,214    $421,385,495     70.69%       45,733     8.870     227.20       721       91.7
5 .....................................          2          63,190      0.01        31,595    10.738     179.55       655       91.4
6 .....................................          7         441,505      0.07        63,072    11.693     176.20       713       93.9
12 ....................................        132       8,692,955      1.46        65,856     8.969     236.03       715       91.2
24 ....................................         11         704,698      0.12        64,063    10.596     175.37       717       94.0
36 ....................................      1,186      43,202,264      7.25        36,427     8.563     225.34       724       91.6
60 ....................................      2,357     121,637,097     20.40        51,607     7.972     232.37       721       86.8
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========


                                                Interest Only Periods at Origination

                                                                                                                            Weighted
                                                                                                       Weighted              Average
                                                                                   Average  Weighted    Average  Weighted   Original
                                         Number of       Aggregate      % of     Principal   Average  Remaining   Average   Combined
                                           Initial       Principal   Initial       Balance   Current    Term to      FICO   Loan-to-
                                          Mortgage         Balance  Mortgage   Outstanding  Mortgage   Maturity    Credit      Value
Interest Only Periods (Months)               Loans     Outstanding     Loans           ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------  ---------     -----------  --------   -----------  --------  ---------  --------  ---------
0 .....................................     11,819    $529,233,201     88.78%       44,778     8.642     224.76       721       90.4
120 ...................................        827      49,710,604      8.34        60,110     8.904     280.83       722       92.5
180 ...................................        263      17,183,398      2.88        65,336     8.863     179.79       722       94.3
                                         ---------    ------------  --------
  Total ...............................     12,909    $596,127,203    100.00%
                                         =========    ============  ========

                                                                A-5